FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): May 25, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on May 25, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.36)   May 25, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   June 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.36)           May 25, 2001 - Information on Distribution to
                                           Certificateholders




          May 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.36
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    47,257,043      7.58473310%     1,524,537      298,693      1,823,231      45,732,505
               A-II   29,973,420      7.58191940%       676,021      189,380        865,401      29,297,399
               A-III  47,237,500      7.62053720%       514,900      136,640        651,540      21,001,664
               A-IV   28,018,400      7.53736970%       795,876       84,526        880,402      12,661,299
               A-V    14,025,139      8.18802320%       836,613       95,698        932,311      13,188,526
               B-1     6,569,466      7.65178092%        15,207       41,890         57,098       6,554,258
               B-2     3,284,686      7.65178092%         7,603        7,603         28,548       3,277,083
               B-3     1,970,849      7.65178092%         4,562       12,567         17,129       1,966,287
               B-4     2,364,963      7.65178092%         5,474       15,080         20,555       2,359,489
               B-5     1,445,240      7.65178092%         3,345        9,215         12,561       1,441,894
               B-6     1,973,642      7.65178092%         4,568       12,585         17,153       1,969,073
               R-1             0      7.64793040%             0            0              0            0.00
               R-2             0      7.64793040%             0            0              0            0.00

                     283,575,287                      4,388,708      917,221      5,305,929     139,449,478

